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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 11, 2001
                                (Date of report)

                             STUDENT ADVANTAGE, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                  0-26074                       04-3263743
           (Commission File Number) (IRS Employer Identification No.)


                                280 SUMMER STREET
                                BOSTON, MA 02210
                    (Address of principal executive offices)

                                 (617) 912-2000
              (Registrant's telephone number, including area code)


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Item 4. Change in Registrant's Certifying Accountant

A. Dismissal of Independent Accountant

     1. The Registrant, Student Advantage, Inc., has dismissed the firm of PricewaterhouseCoopers LLP ("PWC") as its independent accountants, effective April 11, 2001.

     2. PWC's reports on the Registrant's financial statements for each of the last two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     3. The decision to dismiss PWC was recommended by management and the Registrant's Audit Committee and was approved by the Board of Directors.

     4. During the Registrant's two most recent fiscal years and through April 11, 2001, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resoled to the satisfaction of PWC, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports.

     5. During the Registrant's two most recent fiscal years and through April 11, 2001, there have been no "reportable events" as defined in Item 304(a)(v) of Regulation S-K.

B. Engagement of New Independent Accountant

     1. The Registrant has engaged Arthur Andersen LLP independent accountant, as the principal accountant to audit the consolidated financial statements of the Registrant, effective April 11, 2001.

     2. During the two most recent fiscal years and during the interim period prior to engaging Arthur Andersen LLP, neither the Registrant nor anyone on its behalf consulted Arthur Andersen LLP regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Arthur Andersen LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement or an event described in section A above.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

 (c)  Exhibits
     (1) Letter from PricewaterhouseCoopers LLP pursuant to Item 304(a)(3) of Regulation S-K.


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SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Student Advantage, Inc.


                                        (Registrant)



Dated: April 13, 2001                   By: /s/ Kenneth S. Goldman
                                            ------------------------------------
                                            Kenneth S. Goldman, Executive Vice
                                             President, Chief Financial Officer
                                             and Treasurer
                                             (Principal Financial and Accounting
                                             Officer)


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                               INDEX TO EXHIBITS

EXHIBIT        DESCRIPTION
-------        -----------
16             Letter from PricewaterhouseCoopers LLP